BUSINESS COMBINATIONS (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about business combination [abstract]
Schedule of preliminary fair value calculation of consideration transferred
In thousands of R$, except for the number of shares
Number of Avon outstanding common shares as of January 3, 2020	536,383,776
Multiplied by the exchange ratio of 0.600 Natura &Co Holding Shares per each Avon common share	321,830,266
Multiplied by the market price of Natura &Co shares on January 3, 2020	41.00
Compensation in the issue of shares	13,195,041
Adjustment to the transferred compensation (a)	171,073
Fair value of the Compensation to be transferred	13,366,114

a)	Related to the effects of replacements and settlements of share-based payment plans, of which the amount of roughly R$80,000 refers to the share-based payment plans of Avon, in which it was substituted by Natura &Co, and approximately R$ 91,000 refers to the share purchase option plans liquidated as part of the conclusion of the transaction. These are pre-combination installments that were regarded as a transferred compensation.

Schedule of preliminary allocation prepared by Company and resulting goodwill

The fair values of the identifiable assets and liabilities of Avon as of the date of acquisition were:

In thousands of R$

Purchase consideration transferred (1)	13,366,114

Fair value of acquired assets:
Cash and cash equivalents	2,636,108
Trade receivables (2)	1,135,269
Inventories	1,919,683
Other current assets	1,031,136
Assets held for sale	199,050
Property, plant and equipment	2,912,482
Deferred income tax and social contribution	667,034
Right-of-use (3)	564,669
Other non-current assets	475,096
Judicial deposits	283,885
Recoverable taxes	531,930
Surplus pension plan (other assets)	553,297
Intangible assets (4)	5,846,812

Fair value of liabilities assumed:
Borrowing, financing and debentures	7,256,583
Trade accounts payables	2,915,418
Payroll, profit sharing and social contributions	621,203
Dividends and interest on net equity payable	405,916
Derivative financial instruments	15,518
Other operating expenses	999,653
Provision for restructuring (other liabilities)	152,896
Lease liabilities	777,200
Tax liabilities	341,258
Income tax and social contribution	30,068
Provision for tax, civil and labor risks (5)	1,757,940
Deferred income tax and social contribution (6)	592,534
Other liabilities	1,007,623
Total identifiable net assets at fair value	1,882,641

Non-controlling interest	27,555

Goodwill arising on acquisition (7)	11,511,028

(1)	Refers to the fair value of the acquired shares, which is the amount disbursed on the shares exchange.

(2)	The fair value of the trade accounts receivable amounts to R$ 1,135,269 and is equivalent to it carrying amount and, it is expected that the carrying amount can be collected.

(3)	The Company measured the lease liabilities acquired using the current value of the remaining lease payments on the date of acquisition. The right-of-use assets were measured at an amount equal to the lease liabilities and adjusted to reflect the favorable terms of the lease relative to market terms.

(4)	The fair value of intangibles includes the intangible assets acquired and recognized by Avon before the allocation of the fair value, in the amount of R$ 291,235, plus the effects of the allocation of the fair values described below.

Fair value for the intangibles “Avon” tradename, power brands and developed technology has been calculated based on the income approach and the relief-from-royalty method. The relief-from-royalty method is often used to calculate the value of a trademark or trade name. This method is based on the concept that if an entity owns a trademark, it does not have to pay for the use of it and therefore is relieved from paying a royalty. The amount of that theoretical payment is used as a surrogate for income attributable to the intangibles. The valuation is obtained by calculating the current value of the savings in royalties after taxes, calculated by applying the proper royalty fee to the projected revenue, using a proper discount rate.

Fair value for relationship with sales representatives has been calculated based on the Multi Period Excess Earnings Method (“MEEM”), method that isolates the income/cash flow that is related to the intangible asset being valued and estimates fair value through the sum of the discounted future excess earnings attributable to the intangible asset.
(6)	Consists of deferred tax liabilities of approximately R$ 81,423 related to Avon opening balance and net position of deferred tax asset and liabilities related to purchasing price allocation of tax liabilities of R$ 511,111.

(7)	Goodwill is attributable to strong market position and geographic regions and will result in a more diversified and balanced global portfolio, as well as expected future profitability and operational synergies, such as supply, manufacturing, distribution and efficiency of the administrative structure and revenue growth. This goodwill arising from the transaction is not expected to result in a tax benefit, that is, deductible for tax purposes.
(5)	Contingent liabilities assumed in the acquisition that are considered current obligations arising from past events and that can be measured reliably were recognized and are initially measured at fair value on the acquisition date and subsequently measured in accordance with the requirements of CPC 15 (R1) (IFRS 3), to a higher amount that would be recognized in accordance with CPC 25 (IAS 37). The fair value of the contingent liabilities includes the liabilities assumed and recognized by Avon before the allocation of the fair value, in the amount of R$ 872,993, plus the effects of the allocation of the fair values, which totaled R$ 820,103. The table below shows the total amount of contingent liabilities assumed on the date of the transaction, including the attributed fair value:

Schedule of fair value of intangible assets
	Nature	Fair value	Useful life
“Avon” tradename	Represents the fair value of the “Avon” tradename. The relief-from-royalty method has been applied considering a benchmark of similar royalty transactions.	2,022,163	Indefinite
Power brands	Represents the fair value of Avon’s main brands. The relief-from-royalty method has been applied considering a benchmark of similar royalty transactions as well as the relative importance of the respective brands for Avon’s revenue generation.	517,592	20 years
Technology developed	Represents the fair value of all technology necessary to develop Avon products, including formulae, labeling data, manufacturing processes, regulatory approvals, product packaging, and designs. The relief-from-royalty method has been applied based on existing contractual relations involving Avon’s developed technology.	1,131,573	5 years
Sales Representatives	Represents the fair value of the relationship between Avon and its sales representatives. Fair value is calculated based on the active representatives by country as of the valuation date, multiplied by the respective average ticket price as well as projected information on the average ticket growth which includes future inflation. The churn rate and the projected information have been considered as significant assumptions.	1,884,249	7 to 12 years
		5,555,577

Schedule of the total amount of contingent liabilities assumed on the date of the transaction, including the attributed fair value
In thousands of R$

Tax	1,381,418
Civil	157,832
Labor	218,690
Total	1,757,940